 ©2013 Higher One Holdings, Inc. All Rights Reserved.  Q4’13 Earnings Results  February 13, 2014

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  This presentation contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.  Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words intended to identify information that is not historical in nature.  Forward-looking statements contained herein include, among others, statements concerning bank partners, the regulatory environment, banking fees, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of Higher One management, as applicable, and are subject to known and unknown risks and uncertainties.  There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements.  These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events.  The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.   For further information regarding the risks associated with Higher One’s business, please refer to Higher One’s filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.   Forward-Looking Statements

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Full Year 2013/Q4 2013 Highlights  Revenue 13.7% higher due to growth in Payment Transaction and Higher Ed revenueAdjusted EPS 17 cents per shareCEO search  Q4 2013 Highlights:  Acquisition of Campus SolutionsNew bank partnerNon-refund deposits up 23%  Full Year 2013 Highlights:

Sales

- Increased OneDisburse sales activity
- OneDisburse sales of 256,000 SSE in quarter
- Full year OneDisburse sales of 547,000 SSE
- 100% OneDisburse renewal rate for quarter
- Retention rate exceeds 98%
- Strong sales quarter for both CASHNet and Campus Labs

4

Higher One
A shared course for success

©2013 Higher One Holdings, Inc. All Rights Reserved.

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Campus Solutions Progress   Signed 16 Campus Solutions clients in 4th QuarterSigned 31 from close of acquisition through end of DecemberOneDisburse sales from Campus Solutions in 4th Quarter of 239,000 SSETotal Campus Solutions sales from close of acquisition through December of 392,000 SSE

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Product Development   “On/Off Switch” mobile featureRemote deposit capture featureCashiering for iPad app

Regulatory & Banking Update

- 2014 ED rulemaking – one of the topics to be addressed is cash management of funds
- Casey McGuane selected to rulemaking committee
    - Scheduled meeting dates:
        - February 19-21
        - March 26-28
        - April 23-25
- Bank partner relationships
- Difficult and complex regulatory environment

7

Higher One
A shared course for success

©2013 Higher One Holdings, Inc. All Rights Reserved.

©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Revenue   (in $ millions)  *Calculation of organic revenue growth is included in the appendix of this presentation**Excluding $4.7 million impact of credit project, Q4’11 gross margin would have been 59.1%  Y/Y Revenue Change  17%  12%  11%  6%  7%  (1%)  3%  11%  14%  Y/Y Organic Change*  17%  12%  11%  4%  3%  (5%)  (7%)  1%  (1%)  Gross Profit Margin  53.1%  63.1%  56.0%  57.4%  59.9%  61.1%  55.3%  56.2%  58.3%  49.8  40.0  57.1  56.6  46.5  57.8  38.9  51.2  57.4  **

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Q4 2012 to Q4 2013 Account Revenue Waterfall  $ in millions  *This chart represents management’s approximation of the relevant factors, and their relative impacts, that management believes have affected Account Revenue.

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Continued Diversification of Revenue Streams  $ in thousands    4Q 2012  4Q 2013  Account Revenue  76.1%  58.8%  Payment Transaction Rev.  10.7%  24.2%  Higher Ed. Revenue  12.9%  16.4%  Other  0.3%  0.6%

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  G&A, Product Development and Marketing Spend  Increase in personnel costs due to acquisition and complianceProfessional fees higher in quarter  Includes technology transition costs related to Campus Solutions  Increased costs related to Campus Solutions acquisition, including acquisition-related amortizationIncreased sales commission cost due to higher sales  (as a % of rev)  (as a % of rev )  (as a % of rev)

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Adjusted EBITDA  *Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation  (in $ millions)  Y/Y Adj. EBITDA Change  18%   5%  -17%  -8%  -17%  -14%  -41%  -14%  -3%  Adj. EBITDA Margin*  42.6%  43.5%  25.6%  32.6%  33.0%  37.6%  14.7%  25.1%  28.3%

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Adj. EPS Impacted by Margins, Interest Expense  *Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation  (in $)  Y/Y Adj. EPS Change  24%   5%  -23%  -13%  -18%  -2%  -51%  -12%  -2%  Adj. Net Income Margin*  26.6%  25.9%  13.6%  18.1%  18.6%  20.9%  5.4%  12.1%  14.4%

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Free Cash Flow  *Calculation of Free Cash Flow is included in the appendix of this presentation  (in $ millions)  Y/Y FCF Change   -84%   -17%   188%  271%   608%   31%   14%   93%   -35%  FCF Yield   4.5%   27.2%  -28.0%  18.4%  26.8%  36.0%  -23.5%  31.8%  15.3%  CapEx as % of Rev  48.1%   28.5%   13.1%   5.2%   3.6%   3.3%   5.9%   4.4%   4.7%

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Cash & Investment Balance/Flows  FCF/Other Movements  Cash and cash equivalents  Investments in available for sale securities  Fully liquid assets total $6.5M$8.6M in Free Cash FlowNet repayment of ($11.0M) on our Line of Credit in Q4’13$89M drawn in total  *Other primarily includes restricted cash and proceeds and tax benefits from options exercises  Capital Allocation Creating Value for Shareholders

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  *OneDisburse Signed School Enrollment (SSE) is recorded as the total student enrollment at all schools that are contracted at quarter-end for our OneDisburse product as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).   +8%  Over 8 million SSE cross-sell potential for OneDisburse  OneDisburse SSE  SSE in thousands*

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  The OneAccount Landscape   OneAccount Growth  9%

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Q & A

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Appendix

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Calculation of Organic Gross Revenue*  *Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter’s end

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Calculation of Free Cash Flow

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Calculation of Adjusted EBITDA

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Calculation of Adjusted Diluted EPS

 ©2013 Higher One Holdings, Inc. All Rights Reserved.  *  Adjusted EBITDA  *Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation  (in $ millions)  Y/Y Adj. EBITDA Change  18%   5%  -17%  -8%  -17%  -14%  -41%  -14%  -3%  Adj. EBITDA Margin*  42.6%  43.5%  25.6%  32.6%  33.0%  37.6%  14.7%  25.1%  28.2%